Stockholders' Deficit (Tables)	12 Months Ended
Dec. 31, 2024
Stockholders Deficit [Abstract]
Schedule of Fair Value of Options Granted

The following assumptions were used in determining the fair value of the options granted during the year ended December 31, 2024:

Risk free interest rate	4.17%
Expected term (in years)	10
Expected volatility	45.0%
Dividend yield	0.0%
Estimated underlying stock price	$2,897.12
Fair value of options (per share)	$1,851.67